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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 29, 2001
                                                   ----------------

                               AstroPower, Inc.
                               ----------------
            (Exact name of registrant as specified in its charter)


             DELAWARE                   000-23657              51-0315860
             --------                   ---------              ----------
   (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)             File Number)        Identification No.)

                    Solar Park, Newark, Delaware 19716-2000
                    ---------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:         302-366-0400
                                                            ------------


         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On January 29, 2001, registrant issued a news release announcing preliminary unaudited summary fourth quarter and full year financial information for 2000. A copy of the news release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

               Exhibit 1.  News Release dated January 29, 2001



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AstroPower, Inc.
                                                ----------------
                                                  (Registrant)


Date     January 31, 2001                 /s/   Thomas J. Stiner
         ----------------                 ----  ----------------
                                                Thomas J. Stiner,
                                           Senior Vice President and
                                            Chief Financial Officer